Filed pursuant to Rule 497(e) Registration Nos. 333-62298; 811-10401

M.D. Sass Equity Income Plus Fund
a series of Trust for Professional Managers (the “Trust”)

Supplement dated September 30, 2019
to the Prospectus and Statement of Additional Information (“SAI”) dated September 28, 2019

At a meeting held on July 22, 2019, the Board of Trustees of Trust for Professional Managers (the “Trust”) approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) relating to its series, the M.D. Sass Equity Income Plus Fund (the “Fund”). The Plan of Reorganization provides for the reorganization (the “Reorganization”) of the Fund into the Integrity Dividend Harvest Fund (the “New Fund”), an existing series of The Integrity Funds, an open-end registered investment management company. The Board of Trustees of The Integrity Funds approved the Plan of Reorganization on August 2, 2019.

A notice of a special meeting of shareholders and a combined proxy statement/prospectus (the “Proxy Statement”) seeking shareholder approval for the Plan of Reorganization will be sent in the near future to Fund shareholders of record as of September 6, 2019. If the Plan of Reorganization is approved, shareholders of the Fund will receive shares of the New Fund having the same aggregate net asset value as the shares of the Fund they hold on the date of the Reorganization. The Reorganization will not affect the value of your account in the Fund at the time of the Reorganization. The Reorganization is expected to be treated as a tax- free reorganization for federal tax purposes.

Prior to the Reorganization, which is expected to occur on or about January 17, 2020, M.D. Sass, LLC (“MDS”), the Fund’s current investment adviser, will continue to manage the Fund in the ordinary course. After the Reorganization, Viking Fund Management, LLC (“Viking”) will serve as investment adviser for the New Fund and MDS will have no involvement in the portfolio management of the New Fund. Although the New Fund will be managed pursuant to investment policies and strategies that are similar to those set forth in the Fund’s Prospectus and Statement of Additional Information, there are some differences. A comparison of the investment policies and strategies of the Fund and the New Fund will be provided in the Proxy Statement. Viking and MDS have agreed to assume the costs of the Reorganization.

Fund shareholders may purchase and redeem shares of the Fund in the ordinary course until the last business day before the closing of the Reorganization. Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the New Fund.

Please retain this Supplement with your Prospectus and SAI for future reference.

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